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                                UNUM CORPORATION

                                 $[            ]

                           Medium-Term Notes, Series C


                             DISTRIBUTION AGREEMENT


                                        July __, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

[
                          ]

Dear Sirs:

          UNUM Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series C (the "Securities") at an aggregate initial public offering price of up to $250,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

          Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement") which may be either (i) a written agreement, substantially in the form of Annex I hereto, or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company, relating to such sale in accordance with Section 2(b) hereof.

          The Securities will be issued under the Indenture, dated as of September 15, 1990 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights of holders thereof established, from time to time by the Company in accordance with the Indenture.

          1. The Company represents and warrants to, and agrees with, each Agent that:

          (a) Two registration statements (File Nos. 33-69132 and 333- _____), including a prospectus for use in connection with the Securities pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), in respect of $500,000,000 aggregate amount of securities of the Company, including the Securities, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference therein have been declared effective by the Commission in such form; no other document with respect to such registration statements (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; such prospectus included for use in connection with the Securities pursuant to Rule 429 under the Act and the rules and regulations thereunder for use of such prospectus in connection with the Securities; and no stop order suspending the effectiveness of either of such registration statements has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectuses contained in such registration statements at the time such part of such registration statements became effective but excluding Form T-1, each such part as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including the prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the

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Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of the particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as

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amended or supplemented to relate to a particular issuance of Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases

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properties, or conducts any business, so as to require such qualification, except for any jurisdiction where failure to so qualify will not have a material adverse effect on the Company; and each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;
          (g) The Securities have been duly authorized, and, when Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form incorporated by reference in the Prospectus; the Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities;

          (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation of any such court or governmental agency or body having jurisdiction over the

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Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

          (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (j) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

          (k) Coopers & Lybrand L.L.P., who have audited certain financial statements of the Company and its subsidiaries, are independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (l) (i) The Company and (ii) its subsidiaries which are engaged in the insurance business are, in all material respects, in compliance with, and conduct, in all material respects, their respective businesses in conformity

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with, all applicable insurance laws and regulations; and no order preventing or suspending the use of the Prospectus or any Preliminary Prospectus has been issued or threatened by the Superintendent of the Maine Bureau of Insurance.

          2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company shall not have been terminated pursuant to Section 10 with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of nine months to 30 years except pursuant to this Agreement or any Terms Agreement or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to request the Agents to execute, prior to the date 15 business days after such request, an amendment to this Agreement to provide for another person as an Agent hereunder on substantially the same terms as the Agents hereunder on the date of such request, and each Agent shall have the right either to execute such amendment or to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to
Section 10 with respect to such Agent.  These provisions shall not limit
Section 4(f) hereof or any similar provision included in any Terms Agreement.

          Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement.
Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

          The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                                 Commission
                                                             (percentage of
                                                                  aggregate
                                                           principal amount
          Range of Maturities                           of Securities Sold)
          -------------------                           -------------------

From 9 months to less than 1 year. . . . . . . . . . . . . . . .      .125%
From 1 year to less than 18 months . . . . . . . . . . . . . . .      .150%
From 18 months to less than 2 years. . . . . . . . . . . . . . .      .200%
From 2 years to less than 3 years. . . . . . . . . . . . . . . .      .250%
From 3 years to less than 4 years. . . . . . . . . . . . . . . .      .350%
From 4 years to less than 5 years. . . . . . . . . . . . . . . .      .450%
From 5 years to less than 6 years. . . . . . . . . . . . . . . .      .500%
From 6 years to less than 7 years. . . . . . . . . . . . . . . .      .550%
From 7 years to less than 10 years . . . . . . . . . . . . . . .      .600%
From 10 years to less than 15 years. . . . . . . . . . . . . . .      .625%
From 15 years to less than 20 years. . . . . . . . . . . . . . .      .675%
20 years and more. . . . . . . . . . . . . . . . . . . . . . . .      .750%


          (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof.

          For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

          Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

          (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

          3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

          4.  The Company covenants and agrees with each Agent:

          (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) except in the case of any document incorporated by reference in the Prospectus subsequent to the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and required to be filed under the Exchange Act, after the date of such Terms Agreement or such other agreement and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day (or such other day as Rule 424 shall require) after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities or any document filed under the Act or Exchange Act which is incorporated by reference into the Prospectus, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it;
(iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus, other than a supplement relating solely to an offering of debt securities other than the Securities and other than any Pricing Supplement that relates to Securities not purchased through or by such Agents, has been filed with, or mailed for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure) or a prospectus supplement relating solely to an offering of debt securities other than the Securities, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; PROVIDED, HOWEVER, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement (as defined in Rule 158(c)),
(ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) So long as any Securities are outstanding, to furnish to each Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal, if required by such Terms Agreement or other agreement, and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, other than debt securities which the Company has previously contracted to sell and with respect to which the Company has advised such Agent in or in connection with such Terms Agreement or other agreement or of which such Agent has actual knowledge thereof;

          (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

          (h) That on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect, beginning on April 15, 1997, or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

          (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a current report on Form 8-K unless reasonably requested by the Agents) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in Section 6(c) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (j) That on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect, beginning on April 15, 1997, or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, or other counsel for the Company satisfactory to such Agent, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in Section 6(d) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than a supplement relating solely to an offering of debt securities other than the Securities) and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; PROVIDED, HOWEVER, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent; and

          (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a prospectus supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(h) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

          5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 4(b) hereof, including reasonable fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification number for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any reasonable advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved in advance by the Company (any advertising expense approved by the Company in advance shall be deemed to be reasonable); and (xi) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

          6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, and the obligation of any purchaser of Securities as a result of an offer to purchase solicited by any Agent, shall be subject, in the discretion of such Agent or purchaser, as the case may be, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of the Agents under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(l) hereof, as the case may be, and at and as of such Solicitation Time, settlement date or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) (i) With respect to any Securities sold at or prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent; and (iv) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery no document shall have been incorporated by reference into the Prospectus which shall be disapproved by such Agent promptly after reasonable notice thereof;

          (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and
(ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this
Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

              (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

             (iii) The Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the business conducted by it requires such qualification or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of this opinion, will not result in liabilities material to the business of the Company;

              (iv) Each subsidiary of the Company has been duly organized, and is subsisting and in good standing as a corporation under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, to the best knowledge of such counsel, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vi) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

             (vii) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity); and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

            (viii) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity); and the Indenture has been duly qualified under the Trust Indenture Act;

              (ix) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

               (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

              (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

             (xii) The Registration Statement and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

          In addition, such counsel shall state that he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and he shall state that he does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (d) Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, or other counsel satisfactory to such Agent shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

          (i) The Indenture has been duly executed authorized and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (4) governmental authority to limit, delay or prohibit the making of payments in foreign currencies or composite currencies or currency units; and

          (ii) The Securities, when executed and authenticated in accordance with the terms of the Indenture, and issued, sold and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity),
(3) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a judgment denominated in other than United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (4) governmental authority to limit, delay or prohibit the making of payments in foreign currencies or composite currencies or currency units;

          (e) (i) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given or incorporated by reference in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (v) any such "nationally recognized statistical rating organization" shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

          (h) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(l) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this
Section 6, and as to such other matters as such Agent may reasonably request.

          7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and PROVIDED FURTHER, that the Company shall not be liable to such Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Agent results from the fact such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Agent and the loss, claim, damage or liability of such Agent results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to their respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise) is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall
(i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

         10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such termination or suspension, no party will have any liability, duty or obligation to any other party hereto, except that (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
(z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5,
Section 7, Section 8 and Section 9 hereof are concerned.

         11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-4103,
Attention: Registration Department; if to Morgan Stanley & Co., Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 1221 Avenue of the Americas, 4th Floor, New York, NY 10020, Facsimile Transmission No. (212) 764-7490, Attention: Managing Director, Debt Syndicate, with a copy to 1251 Avenue of the Americas, New York, New York, Attention: Manager Credit Department; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to it at its address set forth in the Prospectus.

         12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

         13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

         14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

         16. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; PROVIDED that the Company may from time to time, on 15 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on substantially the same terms and conditions as the other Agents that are parties hereto. Each Agent shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement or shall terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to Section 10 with respect to such Agent.

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                              Very truly yours,

                              UNUM CORPORATION




                              By:
                                   ----------------------------------------
                                  Name:
                                  Title:


Accepted in New York, New York,
as of the date hereof:



- ---------------------------------
      (Goldman, Sachs & Co.)



MORGAN STANLEY & CO. INCORPORATED



By:
     ----------------------------
    Name:
    Title:

                                                          ANNEX I

                        UNUM CORPORATION

                   Medium-Term Notes, Series C

                         TERMS AGREEMENT


                                                ___________, 199_


[Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004]

[Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020]

Dear Sirs:

          UNUM Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated July __, 1996 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (the "Agents"), on the other, to issue and sell to [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provision had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in
Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the

Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] and [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

          The Company agrees that from the date of this Terms Agreement by [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incor-porated] to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased hereunder, as notified to the Company by such Agent[s] and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent[s], offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities [other than debt securities which the Company has previously contracted to sell pursuant to the following contracts: [list contracts]].

          Defined terms used herein and not defined herein shall have the meaning given such terms in the Distribution Agreement.

          If the foregoing is in accordance with your under-standing, please sign and return to us three (3) counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        UNUM CORPORATION

                                        By:___________________


Accepted:

[____________________________]
   (Goldman, Sachs & Co.)


[MORGAN STANLEY & CO. INCORPORATED


By:___________________________]

                                              Schedule to Annex I


Title of Purchased Securities:

     [[     %] Medium-Term Notes, Series C]

Aggregate Principal Amount:

     [$             or units of other Specified Currency]

[Price to Public:]



Purchase Price by [Goldman, Sachs & Co.] [Morgan Stanley & Co.
Incorporated]

           % of the principal amount of the Purchased
     Securities[, plus accrued interest from         to       ]
     [and accrued amortization, if any, from       to       ]

Method of and Specified Funds for Payment of Purchase Price:

     [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House]
     [immediately available] funds]

     [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]]


Indenture:

     Indenture, dated as of September 15, 1990, between the Company and The Chase Manhattan Bank (National Association), as Trustee


Time of Delivery:



Closing Location:



Maturity:

Interest Rate [and Formula]:

     [      %]

Interest Payment Dates:

     [months and dates]

Documents to be Delivered:

     The following documents referred to in the Distribution
     Agreement shall be delivered as a condition to the Closing:

          [(l) The opinion or opinions of counsel to the Agents referred to in Section 4(h).]

          [(2) The opinions of counsel to the Company referred to in Sections 4(i) and 4(j).]

          [(4) The accountants' letter referred to in
               Section 4(k).]

          [(5) The officers' certificate referred to in
               Section 4(1).]

Other Provisions:

                                                                        ANNEX II





                                UNUM Corporation

                            ADMINISTRATIVE PROCEDURE

          This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated July __, 1996 (the "Distribution Agreement"), between UNUM Corporation (the "Company") and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

          The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II below describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are either Global Certificates or Book-Entry Securities (each as defined below). The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

          The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

          Unless otherwise specified in the applicable Pricing Supplement, each Security will be issued only in fully registered form and will be initially represented by either a permanent global certificate (a "Global Certificate") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") or a certificate (a "Definitive Certificate") delivered to a person designated by an Agent. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

          Pursuant to Sections 301 and 1002 of the Indenture, the Company has appointed The Chase Manhattan Bank (National Association) as Paying Agent (the "Paying Agent") and as Calculation Agent (the "Calculation Agent") for the Securities. In addition, the Company has appointed The Chase Manhattan Bank (National Association) as its agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securities, as set forth herein.

     PART I:   PROCEDURES OF APPLICABILITY TO BOTH CERTIFICATED
               SECURITIES AND BOOK-ENTRY SECURITIES

POSTING RATES BY THE COMPANY:

          The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY THE COMPANY:

          Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent.
The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

          The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION
TO THE COMPANY BY SELLING AGENT:

          After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Securities to be purchased;

          (2) Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security;

          (3) If a Fixed Rate Security, the interest rate and the initial interest payment date;

          (4)  Maturity Date;


          (5) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (6)  Issue Price;

          (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (8)  Net proceeds to the Company;

          (9)  Settlement Date;

          (10) If a Security is redeemable by the Company, such of the following as are applicable:

               (i)  Redemption Commencement Date,

              (ii)  Redemption Prices (% of par) and Redemption Periods,

             (iii)  The Repayment Date and the Repayment Price, and

              (iv) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (11) If a Floating Rate Security, such of the following as are applicable:

               (i)  Interest Rate Basis,
              (ii)  Index Maturity,
             (iii)  Spread or Spread Multiplier,
              (iv)  Maximum Interest Rate,
               (v)  Minimum Interest Rate,
              (vi)  Initial Interest Rate,

             (vii)  Interest Rate Reset Dates,
            (viii)  Calculation Dates,
              (ix)  Interest Determination Dates,
               (x)  Interest Payment Dates,
              (xi)  Regular Record Dates, and
             (xii)  Calculation Agent;

          (12) If the amount of principal payable on a Security will be determined by reference to an index or formula, a full description of such index or formula;

          (13) If an OID Note, the total amount of OID, the Yield to Maturity and the initial accrual period of OID;

          (14) Name, address and taxpayer identification number of the registered owner;

          (15) Denomination of certificates to be delivered at settlement; and

          (16) Book-Entry Security or Certificated Security.

PREPARATION OF PRICING SUPPLEMENT BY THE COMPANY:

          If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have each Pricing Supplement filed with the Commission under Rule 424(b) not later than the close of business of the Commission on the fifth business day (or such other date Rule 424 shall require) following the date on which such Pricing Supplement is first used. One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to the Selling Agent or the Purchasing Agent, as the case may be, at the following applicable addresses: Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-4103, Attention: Don Hansen, Registration, 18th Floor; Morgan Stanley & Co. Incorporated, 1221 Avenue of the Americas, New York, New York, 10020, Facsimile
Transmission: (212) 764-7490, Attention:  Managing Director, Debt Syndicate.

DELIVERY OF CONFIRMATION AND
PROSPECTUS TO PURCHASER BY SELLING AGENT:

          The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depository's Institutional Delivery System) or (b) the Security.

DATE OF SETTLEMENT:

          All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

INSTRUCTION FROM THE COMPANY TO
ISSUING AGENT FOR PREPARATION OF SECURITIES:

          After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

          The Company will instruct the Issuing Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 2:00 p.m., New York City time, on the second business day prior to the Settlement Date unless, in the case of Securities evidenced by a Definitive Certificate, the Settlement Date is the date of acceptance by the Company of the offer to purchase such Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instructions.

PREPARATION AND DELIVERY OF SECURITIES
BY ISSUING AGENT AND RECEIPT OF PAYMENT THEREFOR:

          The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

          In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

          In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery by the Purchasing Agent of a receipt therefor. On the Settlement Date the Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

FAILURE OF PURCHASER TO PAY SELLING AGENT:

          If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security or the Selling Agent fails to make payment to the Company, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

          The Issuing Agent will cancel the Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Security.

     PART II:  PROCEDURES APPLICABLE TO BOOK-ENTRY
               SECURITIES AND GLOBAL CERTIFICATES

          In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee and the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and the Trustee to the Depository, dated July __, 1996, and a Medium-Term Note Certificate Agreement, dated March 10, 1989, between The Chase Manhattan Bank (National Association) and the Depository (the "Certificate Agreement"), and the obligations of the Trustee as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depository (each a "Participant") in accordance with the Depository's customary practices and reflected in the records of such Participants or one or more indirect Participants in the Depository designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants. As used in this Part II, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

Issuance:                All Fixed Rate Securities which are Book-Entry
                         Securities and have the same Original Issue Date, redemption provisions, Interest Payment Dates, interest rate, interest payment periods and Stated Maturity
                         (collectively, the "Fixed Rate Terms") will be represented initially by a single Global Certificate in fully registered form without coupons; all Floating
                         Rate Securities which are Book-Entry Securities and have the same Original Issue Date, redemption provisions, Interest Payment Dates, interest payment periods, Interest Rate Basis, Initial Interest Rate,
                         Index Maturity, Spread or Spread Multiplier, if any,
                         Minimum Interest Rate, if any, Maximum Interest Rate, if any, and Stated Maturity (collectively, the "Floating Rate Terms") will be represented initially by a single Global Certificate in fully registered form without coupons; and all Zero Coupon

                         Securities which are Book-Entry Securities and have the same Original Issue Date, redemption provisions, Yield to Maturity, Specified Currency and Stated Maturity (collectively, the "Zero Coupon Terms") will be represented initially by a single Global Certificate in fully registered form without coupons.

Identification:          The Company has arranged with the CUSIP Service Bureau
                         of Standard & Poor's Corporation (the "CUSIP Service
                         Bureau") for the reservation of approximately 900 CUSIP numbers which have been reserved for future assignment and relating to Book-Entry Securities, and the Company has delivered to the Issuing Agent and the Depository such list of such CUSIP numbers. The Company will assign CUSIP numbers to Global Certificates representing Book-Entry Securities as described below under Settlement Procedure C. The Depository will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                         Certificates representing Book-Entry Securities.  The
                         Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Certificates representing Book-
                         Entry Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Certificates representing
                         Book-Entry Securities.  Upon obtaining such additional
                         CUSIP numbers, the Company will deliver a list of such additional numbers to the Issuing Agent and the Depository. Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 and otherwise required to be represented by the same Global
                         Certificate will instead be represented by two or more
                         Global Certificates which shall all be assigned the same CUSIP number.

Registration:            Each Global Certificate will be registered in the name
                         of Cede & Co., as
                         nominee for the Depository, on the Security Register maintained by the Trustee under the Indenture. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-Entry
                         Securities as of the immediately preceding Business
                         Day.

Transfers:               Transfers of interests in a Book-Entry Security will be
                         effected in accordance with arrangements in effect between Participants (and in certain cases, one or more indirect participants in the Depository) and the beneficial transferors and beneficial transferees of such Book-Entry Security, and the interests of Participants therein will be reflected as appropriate by book entries made by the Depository.

Exchanges:               The Issuing Agent may deliver to the Depository and the
                         CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global
                         Certificates (i) having the same Fixed Rate Terms,
                         Floating Rate Terms or Zero Coupon Terms, as the case may be (except that Original Issue Dates need not be the same), (ii) for which interest (if any) has been paid to the same date and (iii) which otherwise constitute Securities of the same series and tenor under the Indenture; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (if any) for such Book-Entry Securities, on which such Global Certificates shall be exchanged for a single replacement Global Certificate; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Certificate. Upon receipt of such a notice, the Depository will send to its participants (including the Issuing Agent) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Issuing

                         Agent will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Certificates to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Global Certificates for a single Global Certificate authenticated by the Trustee and bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Certificates will, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. Notwithstanding the foregoing, if the Global Certificates to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Global Certificate will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged Global Certificates and an additional Global Certificate will be authenticated and issued to represent any remaining principal amount of such Global Certificates (see "Denominations" below).

Denominations:           All Book-Entry Securities will be denominated in U.S.
                         dollars. Book-Entry Securities will be issued in denominations of $100,000 and any larger denomination which is an integral multiple of $1,000. Global
                         Certificates will be denominated in principal amounts not in excess of $200,000,000. If one or more
                         Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single Global
                         Certificate, then one Global Certificate will be issued to represent each $200,000,000 principal amount of such Book-Entry Security or Book-Entry Securities and an additional Global Certificate will be issued to represent any remaining principal amount of such Book-Entry Security or Book-Entry Securities. In such a case, each of the Global Certificates representing such Book-Entry Security or Securities shall be assigned the same CUSIP number.

Interest:                GENERAL.  The Depository will arrange for each pending
                         deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor's
                         Corporation, which will use the message to include certain information regarding the related Book-Entry
                         Notes in the appropriate daily bond report published by Standard & Poor's Corporation.

                         NOTICE OF INTEREST PAYMENTS AND REGULAR RECORD DATES. On the first Business Day of January, April, July and October of each year, the Paying Agent will deliver to the Company and to the Dividend Department of the Depository a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Global Certificates representing Book-Entry Securities which are Floating Rate Notes. Promptly after each Interest Determination Date for Book-Entry Securities which are Floating Rate Notes, the Calculation Agent will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

Payments of Principal
  and Interest:          PAYMENTS OF INTEREST ONLY.  Promptly after each Regular
                         Record Date, the Paying Agent will deliver to the Company and the Dividend Department of the Depository a written notice specifying by CUSIP number the amount of interest (if any) to be paid on each Global Certificate representing Book-Entry Securities on the following
                         Interest Payment Date (other than an Interest Payment
                         Date coinciding with the Maturity of such Certificate) and the total of such amounts. The Depository will confirm the amount payable (if any) on each Global
                         Certificate representing Book-Entry Securities on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's
                         Corporation. On such Interest Payment Date the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to the Depository, such total amount of interest due (other than at Maturity of such Certificate), at the times and in the manner set forth below under "Manner of Payment". If an Interest
                         Payment Date for a Book-Entry Note is not a Business
                         Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                         PAYMENTS AT MATURITY OR UPON REDEMPTION. On or about the first Business Day of each month, the Paying Agent will deliver to the Company and the Depository a written list of principal, premium, if any, and interest to be paid on each Global Certificate representing Book-Entry Securities maturing either at Stated Maturity or on a Redemption Date or otherwise ("Maturity") in the following month. The Paying Agent, the Company and the Depository will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Global Certificate representing Book-Entry Securities on or about the fifth Business Day preceding the Maturity of such Global Certificate representing Book-Entry Securities. At such Maturity, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to the Depository, the principal amount of such Global Certificate representing Book-Entry Securities, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to the Depository of the principal, interest and premium, if any, due at the Maturity of all Book-Entry Securities represented by a particular Global Certificate, the Paying Agent will deliver to the Trustee for cancellation such Global Certificate.

                         MANNER OF PAYMENT. The total amount of principal, premium and interest due on Global Securities representing Book-Entry Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Paying Agent, in funds immediately available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Global Certificates representing Book-Entry Securities by wire transfer to the Paying Agent or by instructing the Paying Agent to withdraw funds from an account maintained by the Company at the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. For principal payments at Maturity, prior to 10:00 a.m., New York City time, on such Maturity or as soon as possible thereafter after receipt of such funds from the Company, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depository) to an account at the Federal Reserve Bank of New York previously specified by the Depository, in funds available for immediate use by the Depository, each payment of interest, principal and premium, if any, due on Global Certificates representing Book-Entry Certificates on such date; and for interest payments, the Paying Agent will pay the Depository in same-day funds on the Interest Payment Date in accordance with existing arrangements between the Paying Agent and the Depository. Thereafter on each such date, the Depository will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Book-Entry Securities are recorded in the book-entry system maintained by the Depository. Once payment has been made to the Depository, neither the Company, the Trustee nor the Paying Agent shall have any responsibility or liability for the payment by the Depository of the principal of, or premium, if any, or interest on, the Book-Entry Securities to such Participants.

                         WITHHOLDING TAXES. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depository or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Security, or as applicable law may otherwise require.

Settlement Procedures:   Settlement Procedures with regard to each Book-Entry
                         Security sold by each Agent, as agent of the Company, will be as follows:

                         A. After the acceptance of an offer by the Company with respect to a Book-Entry Security, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Book-Entry Sale Information") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

                              (1) Principal amount of the Book-Entry Security to be purchased;

                              (2) Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security;

                              (3) If a Fixed Rate Security, the interest rate and the initial interest payment date;

                              (4)  Maturity Date;

                              (5)  Issue Price;

                              (6) Selling Agent's commission or Purchasing Agent's discount, as the case may be;


                              (7)  Net proceeds to the Company;

                              (8)  Settlement Date;

                              (9)  If a redeemable Security, such of the
                                   following as are applicable:

                                      (i)    Redemption Commencement Date,

                                     (ii)    Redemption Prices (% of par) and
                                             Redemption Periods,

                                    (iii)    the Repayment Date and the
                                             Repayment Price, and

                                     (iv)    Amount (% of par) that the
                                             Redemption Price shall decline (but
                                             not below par) on each anniversary
                                             of the Redemption Commencement
                                             Date;

                              (10) If a Floating Rate Security, such of the
                                   following as are applicable:

                                      (i)    Interest Rate Basis,

                                     (ii)    Index Maturity,

                                    (iii)    Spread or Spread Multiplier,

                                     (iv)    Maximum Interest Rate,

                                      (v)    Minimum Interest Rate,

                                     (vi)    Initial Interest Rate,

                                    (vii)    Interest Rate Reset  Dates,

                                   (viii)    Calculation Dates,

                                     (ix)    Interest Determination Dates,

                                      (x)    Interest Payment Dates,

                                     (xi)    Regular Record Dates, and

                                    (xii)    Calculation Agent;

                              (11) If the amount of principal payable on a
                                   Security will be determined by reference to an index or formula, a full description of such index or formula;

                              (12) If an OID Note, the total amount of OID, the
                                   Yield to Maturity and the initial accrual period of OID;

                              (13) The taxpayer identification number of the
                                   purchaser; and

                              (14) Identification numbers of the participant
                                   accounts maintained by the Depository on behalf of such Agent.

                         B. Upon receiving the Book-Entry Sale Information from the Selling Agent or the Purchasing Agent, as the case may be, the Company will assign a CUSIP number to the Global Certificate representing the Book-Entry Security and the Company and will advise the Issuing Agent by telephone (confirmed by facsimile or electronic transmission) of the Book-Entry Sale Information received from the Selling Agent or the Purchasing Agent, as the case may be, and the name of such Agent.

                         C. The Trustee will enter through the Depository Terminal System, a pending deposit message (the form of which has been previously furnished to the Issuing Agent by the Depository) specifying the following settlement information, which information will be communicated to the Depository, such Agent and Standard & Poor's
                              Corporation:

                              1.   Book-Entry Sale Information.

                              2. Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security.

                              3.   Initial Interest Payment Date for such
                                   Security, number of days by which such date succeeds the related record date for Depository purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding such Initial Interest Payment Date) and, if then calculable, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

                              4.   CUSIP number of the Global Certificate
                                   representing such Book-Entry Security.

                              5.   Whether such Global Certificate will
                                   represent any other Book-Entry Securities issued or to be issued (to the extent then known).

                         D. The Company will instruct the Issuing Agent by facsimile transmission or other acceptable written means to complete and authenticate such Global Certificate, and to register such Global Certificate in the name of Cede & Co., as nominee of the Depository.

                         E. The Issuing Agent will complete and authenticate the Global Certificate representing such Book-Entry Security, register such Global Certificate in the name of Cede & Co., as nominee of the Depository. The Trustee will take delivery thereof as agent for the Depository.

                         F. The Depository will credit such Book-Entry Security to the participant account of the Issuing Agent maintained by the Depository.

                         G. The Issuing Agent will enter an SDFS deliver order through the Depository's Participant Terminal System instructing the Depository (i) to debit such Book-Entry Security to the Issuing Agent's participant account and credit such Book-Entry Security to the participant account of the Selling Agent or the Purchasing Agent, as the case may be, maintained by the Depository and (ii) to debit the settlement account of the Selling Agent or the Purchasing Agent, as the case may be, and credit the settlement account of the Issuing Agent maintained by the Depository, in an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. Any entry of such a deliver order shall be deemed to constitute a confirmation by the Trustee and the Issuing Agent to the Depository that (i) the Global Certificate representing such Book-Entry Security has been issued and authenticated and (ii) the Issuing Agent is holding such Global Certificate as agent of the Depository pursuant to the Certificate Agreement.

                         H. The Selling Agent or the Purchasing Agent, as the case may be, will enter an SDFS deliver instruction through the Depository's Participant Terminal System instructing the Depository (i) to debit such Book-Entry Security to the participant account of such Agent and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security maintained by the Depository and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent maintained by the Depository in an amount equal to the price of such Book-Entry Security.

                         I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                         J. The Issuing Agent will credit to an account of the Company maintained at the Issuing Agent funds available for immediate use in the amount transferred to the Issuing Agent in accordance with Settlement Procedure G.

                         K. The Issuing Agent will send a copy of the Global Certificate by first-class mail to the Company together with a statement setting forth the principal amount of Global Certificates representing the Book-Entry Securities Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Securities of which the Company has advised the Issuing Agent but which have not yet been settled.

                         L.   The Selling Agent or the Purchasing

                              Agent, as the case may be, will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order through the Depository's Participant Terminal System or by mailing a written confirmation to such purchaser.

                         M. Notwithstanding the foregoing, the Selling Agent shall in all cases take the actions described under the caption "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" in Part I of this Administrative Procedure, at the time or times specified under such caption for such actions.

Settlement Procedures
  Timetable:             For orders of Book-Entry Securities accepted by the
                         Company, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


                           SETTLEMENT
                           PROCEDURE           TIME

                               A        11:00 a.m. on the trade date

                               B        12:00 Noon on the trade date

                               C        2:00 p.m. on the trade date

                               D 3:00 p.m. on the Business Day before Settlement Date

                               E        9:00 a.m. on Settlement Date

                               F        10:00 a.m. on Settlement

                                        Date

                              G-H       2:00 p.m. on Settlement Date

                               I        4:45 p.m. on Settlement Date

                              J-L       5:00 p.m. on Settlement Date

                         If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after the trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate
                         Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                         If settlement of a Book-Entry Security is rescheduled or cancelled, the Company will as soon as practicable give the Trustee notice to such effect. The Trustee will deliver to the Depository, through the Depository's Participant Terminal System, a cancellation message (the form of which has been previously furnished to the Trustee by the Depository) to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date (provided the Issuing Agent received such notice from the Company by noon on the business day immediately preceding the Settlement

                         Date) and in any case as soon as practicable. A copy of such message will be routed through the facilities of the Depository to the Selling Agent and Standard & Poor's Corporation.

Failure to Settle:       If the Issuing Agent fails to enter in timely fashion
                         an SDFS deliver order with respect to any Book-Entry
                         Security or any portion of a Global Certificate representing a Book-Entry Security pursuant to Settlement Procedure G, or if the Selling Agent or the Purchasing Agent, as the case may be, fails to enter in timely fashion an SDFS deliver order with respect to such Book-Entry Security pursuant to Settlement
                         Procedure H, the Issuing Agent may deliver to the Depository, through the Depository's Participant
                         Terminal System, as soon as practicable, a withdrawal message (the form of which has been previously furnished to the Issuing Agent by the Depository) instructing the Depository to debit such Book-Entry
                         Security to the participant account of the Issuing
                         Agent maintained at the Depository. A copy of such message will be routed through the facilities of the Depository to such Agent. The Depository will process the withdrawal message, provided that such participant account contains Book-Entry Securities having the same
                         Fixed Rate Terms, Floating Rate Terms or Zero Coupon
                         Terms, as the case may be, having an aggregate principal amount that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry
                         Securities represented by a particular Global
                         Certificate, the Issuing Agent will cancel immediately such Global Certificate, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Global Certificate. The CUSIP number assigned to such Global Certificate shall, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. If withdrawal messages are processed with respect to only a portion of the Book-Entry
                         Securities represented by a particular Global
                         Certificate, the Issuing Agent will exchange such Global Certificate for two Global Certificates authenticated by the Trustee, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall be cancelled by the Trustee and destroyed immediately after issuance, and the other of which shall represent the other Book-Entry Securities previously represented by the surrendered Global Certificate and shall bear the CUSIP number of the surrendered Global Certificate.
                         The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                         If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof or by a person, including an indirect participant in the Depository, acting on behalf of such purchaser (other than the Purchasing Agent, if any), such Participants and, in turn, the Selling Agent or the Purchasing Agent, as the case may be, may enter SDFS deliver orders through the Depository's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Immediately thereafter, the Issuing Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                         Notwithstanding the foregoing, upon any failure to settle with respect to any

                         Book-Entry Security or any portion of a Global Certificate representing a Book-Entry Security, the Depository may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to any Book-Entry Security that was to have been represented by a Global Certificate also representing other Book-Entry Securities, the Issuing Agent will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Certificate representing the remaining principal amount to have been represented by such Global Certificate and will make appropriate entries in its records.

Issuing and Paying
  Agents Not to Risk
  Funds: Nothing herein will be deemed to require the Issuing Agent or the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the Depository or any Securityholder, it being understood by all parties that payments made by the Issuing Agent or the Paying Agent to any party will be made only to the extent that funds are provided to the Issuing Agent or the Paying Agent, as the case may be, for such purpose.

                                                        ANNEX III



                       ACCOUNTANT'S LETTER

          Pursuant to Section 4(k) and Section 6(e), as the case may be, of the Distribution Agreement, the accountants shall furnish letters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

        (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

         (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year.

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of the specified date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) above there were any decreases in consolidated revenues or any material decreases in the total or per share amounts or consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in
Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(k) thereof.